UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 16, 1994


                   Sears Credit Account Master Trust I
              (Exact name of registrant as specified in charter)


Illinois                        33-41484-01            Not Applicable
(State of                       (Commission            (IRS Employer
Organization)                   File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On May 16, 1994, Registrant made available the Monthly
Investor Certificateholders' Statement set forth as Exhibit 21.

Item 7.   Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of May 16, 1994 and reflecting the performance of the Trust during the Due Period ended in April, 1994, which accompanied the distribution on May 16, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Sears Credit Account Master Trust I
                                                (Registrant)


                              By:   Sears Receivables Financing Group, Inc.
                                          (Originator of the Trust)



Date: May 16, 1994            By:   /S/PERRY N. WEINE
                                    Perry N. Weine
                                    Vice President, Administration

                                 EXHIBIT INDEX





                                                  Page number
                                                  in sequential
Exhibit No.                                       number system


   21.     Monthly Investor Certificateholders'         5
           Statement - (May 16, 1994).

                                                              Exhibit 21

Sears  Credit  Account  Master  Trust  I

Group  1  Monthly  Certificateholders'  Statement

Distribution Date May 16, 1994
Due Period Ending: April, 1994

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of November 18, 1992 by and among Sears Roebuck and Co., Sears Receivables Financing Group, Inc. and Continental Bank, National Association as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and and Distribution Date listed above is set forth below:


A. Payments to Group 1 Investors this Due Period (per $1,000 of Original Invested Principal)

Group 1                       Total          Interest          Principal

Series 1               $4.916666670      $4.916666670       $0.000000000

B. Trust Performance

   1. Principal Receivables at the end of the Due Period

      (a)Total Master Trust

Investor Interest                                      $1,000,000,000.00
Seller Interest                                           411,228,011.71
                                                    -----------
TOTAL MASTER TRUST                                   $1,411,228,011.71

      (b)Investor Interest by Groups

Group  1                                               $1,000,000,000.00

                                                        -----------
TOTAL  INVESTOR  INTEREST  BY  GROUPS                  $1,000,000,000.00

      (c)Group 1 Investor Interest

Series 1                                               $1,000,000,000.00
                                                -----------
TOTAL  GROUP  1  INVESTOR  INTEREST                    $1,000,000,000.00


   2. Invested Amounts

      (a)Invested Amount by Groups
Group  1                                               $1,000,000,000.00
                                                   -----------
TOTAL  INVESTED  AMOUNT  BY  GROUPS                    $1,000,000,000.00

      (b)Group 1 Invested Amount

Series 1                                               $1,000,000,000.00
                                                     -----------
TOTAL GROUP  1  INVESTED  AMOUNT                      $1,000,000,000.00

   3. Allocation of Receivables Collected During the Due Period

                                          Finance Charge      Principal
(a)Allocation of Collections by Groups       Collections   Collections

Group  1                               $22,789,847.36     $83,613,579.26
                                 -----------        -----------
TOTAL  ALLOCATION  BY  GROUPS          $22,789,847.36     $83,613,579.26

      (b)Group 1 Allocations by Series to Investor and Seller

Investor Allocation
      Series 1                         $15,913,206.48     $58,383,899.21
                                 -----------        -----------

                                       $15,913,206.48     $58,383,899.21

Seller Allocation                       $6,876,640.88     $25,229,680.05
                                  -----------        -----------
TOTAL GROUP 1 ALLOCATIONS              $22,789,847.36     $83,613,579.26


   4. Information Concerning the Series Principal Funding Account
("SPFA")

              Deposits into the SPFA
Group 1             This Due Period    Total Deposits  Investment Income

Series 1                 N/A               N/A                N/A
                     -----------       -----------        -----------
TOTAL  GROUP  1         $0.00             $0.00              $0.00

         * No Series has a Deficit Accumulation Amount.


   5. Information Concerning the Series Interest Funding Account
("SIFA")

                                  Deposits into the SIFA
Group 1                               This Due Period     Total Deposits

Series 1                                    NA                N/A
                                       -----------        -----------
TOTAL  GROUP  1                                 $0.00              $0.00

   6. Information Concerning Amount of Controlled Amortization Payments

                             Amount Paid     Total Payments Through
Group 1                    This Due Period    This Due Period

Series 1                                        $0.00              $0.00
                                 -----------        -----------
TOTAL  GROUP  1                                 $0.00              $0.00

   7. Pool Factors

Group 1                               This Due Period

Series 1                                          1.0
                                          -----------
TOTAL  GROUP  1                                   1.0


   8. Investor Charged-Off Amount
                                                  Cumulative Investor
                                  This Due Period  Charged-Off Amount
Group 1

  Series 1                          $3,621,309.20      $3,621,309.20
                                     -----------        -----------

TOTAL  GROUP  1                         $3,621,309.20      $3,621,309.20

9. Investor Losses This Due Period
                                                 per $1,000 of Original Group 1
                                 Total      Invested Principal

Series 1                                        $0.00              $0.00
                                       -----------      -----------
TOTAL  GROUP  1                                 $0.00              $0.00


   10.Reimbursement of Investor Losses This Due Period

        - not applicable since no Series experienced an Investor Loss.



   11.Aggregate Amount of Unreimbursed Investor Losses

        - not applicable since no Series experienced an Investor Loss.


   12.Investor Monthly Servicing Fee Payable this Due Period

Group 1
Series 1                                                 $1,666,666.67
                                                        -----------
TOTAL  GROUP  1                                            $1,666,666.67
13.Available Subordinated Amount at the end of the Due Period
 as a percentage of
Group 1                                         Total    Invested Amount

Series 1                               $85,000,000.00       8.50%


   14.Investor Excess Spread Analysis

                                         $                      % (1)
                                        -----------        -----------
Allocated Yield (2)                      $15,913,206.48        19.10%

Less:
Certificate Interest (3)                  $4,916,666.67     5.90%
Servicing Fees (4)                         1,666,666.67     2.00%
Allocated Charge-Offs (5)                  3,621,309.20     4.35%
                                           -----------     -----------
Subtotal                                 $10,204,642.54    12.25%

Excess Spread                             $5,708,563.94     6.85%

(1) Annualized percentage of the Invested Amount at the beginning of the related Due Period.
(2)    See Section B3(b) above
(3)    See Section A above
(4)    See Section B12 above
(5)    See Section B8      above

Note: Payment rate (aggregate collections/beg. receivables
      balance) for the related Due Period:                  7.31%



Continental Bank, National Association,
             as Trustee


BY: /S/ C. K. Duncan
_____________________________
Title: Vice President